Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350.

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Thomas Lam, M.D., M.P.H., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K/A of Apollo Medical Holdings, Inc. for the year ended December 31, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Apollo Medical Holdings, Inc.

DATE:	August 9, 2023	/s/ Thomas Lam
Thomas Lam, M.D., M.P.H.
Co-Chief Executive Officer and President
(Principal Executive Officer)

I, Brandon Sim, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K/A of Apollo Medical Holdings, Inc. for the year ended December 31, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Apollo Medical Holdings, Inc.

DATE:	August 9, 2023	/s/ Brandon Sim
Brandon Sim
Co-Chief Executive Officer
(Principal Executive Officer)

I, Chandan Basho, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K/A of Apollo Medical Holdings, Inc. for the year ended December 31, 2022, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Apollo Medical Holdings, Inc.

DATE:	August 9, 2023	/s/ Chandan Basho
Chandan Basho
Chief Financial and Strategy Officer
(Principal Financial Officer)